Wachovia Corporation 3Q08 Financial Highlights October 22, 2008 Exhibit (99)(b)

Results reflect higher
goodwill impairment,
credit costs, market
disruption-related
losses including
higher securities
impairments, and
lower asset
valuations and
market activity
3Q08 quarterly summary
(a)  EPS calculated on net loss available to common stockholders of $23.9 billion, reflecting preferred dividends of $191 million.
(b)  Total noninterest expense less merger-related and restructuring expenses, goodwill impairment and other intangible amortization.
(c)  Period-end CD growth.
Loss of $23.9 billion, EPS
(a)
of ($11.18) includes $18.7 billion after-tax goodwill
impairment
-
Operating loss of $4.8 billion, EPS of ($2.23) driven by increased provision, market disruption losses and auction rate securities (ARS) settlement costs
Revenue of $5.8 billion down 23%; down 8% excluding market disruption losses,
2Q08 SILO charge, and principal investing valuation marks
-
Net interest income down 5% and margin down 21 bps excluding the effect of the $975 million 2Q08 SILO charge; results largely reflect pressure from capital and liquidity strategies, deposit mix shift and higher nonperforming assets
-
Fees down $2.4 billion largely driven by higher market disruption losses including investment portfolio securities impairments and lower principal investing results
Provision of $6.6 billion with $4.8 billion of reserve build includes $3.4 billion
Pick-a-Pay reserve build reflecting updated cumulative loss estimates of 22%
-
Core portfolio continued to perform relatively in-line with expectations
Other noninterest expense
(b)
of $6.0 billion, down 6% from 2Q08 which included
substantial additions to legal reserves
Remain focused on industry-leading customer service and execution
-
General Bank retail CDs up 17%
(c)
and net new checking accounts of 208,000
-
Wealth management investment sales up 10% QoQ
-
Stable financial advisor headcount and A.G. Edwards integration on track; client assets down 16% since merger vs. 24% decrease in S&P 500
-
CIB expense efficiencies and balance sheet reductions on track
Wells Fargo merger on track for 4Q08 close pending Wachovia shareholder approval

2
3Q08 GAAP loss of $23.9 billion includes $18.8 billion noncash, capital neutral goodwill impairment; Operating loss of $4.8 billion
(a) Tax-equivalent.
(b) 3Q08 pre-tax goodwill impairment of $18,786 million, $18,715 million after-tax.
Difference relates to small amount of goodwill that is deductible for tax purposes.
(c) See page 3 for additional information.
Results reflect $4.8 billion of reserve build, and
$3.9 billion of notable items
(c)
NII up $695 million; down $280 million excluding
the $975 million 2Q08 SILO charge
-
Increased liquidity/capital focus, lower trading-related
NII and rising NPAs
-
Margin up 36 bps QoQ to 2.94%; down 21 bps before
the effect of the SILO charge
-
Earning assets up 2% QoQ
Fees down $2.4 billion QoQ despite higher service
charges and other banking fees
-
Market disruption losses of $2.5 billion
Provision includes $4.2 billion for Pick-a-Pay
loans; cumulative loss estimate now 22%
Expense flat QoQ as higher restructuring costs
were more than offset by declines from 2Q08
which included substantial additions to legal
reserves
-
$697 million of merger-related and restructuring
expenses vs. $251 million in 2Q08
-
$497 million of auction rate securities (ARS)
settlement costs vs. $500 million in 2Q08
-
Additions to legal reserves declined substantially from
2Q08
vs vs
($ in millions, except per share data) 3Q08 2Q08 3Q07
Net interest income
(a)
$
5,039
16
%
10
Fee and other income 733
(77) (75)
Total revenue
(a)
5,772
(23) (23)
Provision for charge-offs 1,872
43 -
Provision for reserve build 4,757
12 -
Expense 6,759
1 49
Goodwill impairment
(b)
18,786
- -
Minority interest (105)
- -
Pre-tax income (loss)
(a)
(26,297)
- -
Income taxes (benefits)
(a)
(2,599)
- -
Net income (loss) (23,698)
- -
Preferred dividends 191
(1) -
Net income (loss) available to
common stockholders (23,889)
- -
Net merger-related 414
- -
After-tax goodwill impairment
(b)
18,715
- -
Operating income (loss)
$
(4,760)
63
%
-
Avg basic shares 2,137
1
%
13
EPS
(available to common stockholders)
$
(11.18)
- -
EPS operating
$
(2.23)
62
%
-
Net interest margin 2.94
36
bps
2
Net interest margin
(excluding SILO charge)
2.94
(21)
bps

Core results masked by significant charges
Pre-tax pre-provision results include goodwill impairment and notable items
(a)  Tax-equivalent.
(b)  Pre-tax goodwill impairment of $18,786 million in 3Q08 and $6,060 million in 2Q08, after-tax goodwill impairment of $18,715 million in 3Q08 and $6,056 million in 2Q08. Difference relates to small amount of goodwill that is deductible for tax purposes.
(c)  Net of Prudential Financial’s minority interest on a pre-tax basis of $99 million in 3Q08 and $115 million in 2Q08.
(d)  Write-downs to fair value on certain securities where our intent is to sell.
(e)  $37 million of 3Q08 additions to legal reserves related to Visa/Discover settlement.
Market disruption losses of $2.5 billion include:
-
$940 million in CIB distribution-related losses
-
$619 million of investment portfolio securities
impairments
-
$737 million in valuation losses relating to the
support of 3 Evergreen money market funds
$515 million restructuring charge on 2Q08
announced expense reductions
$497 million of costs related to the previously
announced ARS settlement, $398 million net of
minority interest
$397 million of securities losses on planned
securities sales includes $171 million from sale
of GSE preferred shares
Pre-tax pre-provision results also lowered by:
$446 MM Lower principal investing fees
Fees
4 bps $ 50 MM Increase in nonperforming assets
5 bps $ 90 MM Deposit shift mix including CD
strategies
10 bps $100 MM Capital and liquidity strategies
affect on earning asset mix
Margin NII
Income Statement
($ in millions) 3Q08 2Q08 Line Item
Pre-tax GAAP loss (a)
$
(26,297) (10,824)
Provision for credit losses 6,629 5,567
Pre-tax pre-provision
earnings (loss) (a) (19,668) (5,257)
Goodwill impairment (b) 18,786 6,060 Goodwill impairment
Notable items:
Market disruption-related
losses 2,490 936 See page 7 for details
SILO charge - 975 Net interest income
Restructuring charge 515 -
Merger-related and
restucturing expenses
ARS settlement, net of
minority interest
(c)
398 385 Sundry expense
Planned securities sales (d) 397 391 Securities gains (losses)
Legal reserves (excluding
ARS)
(e)
55 590 Sundry expense
Total notable items 3,855 3,277
Pre-tax pre-provision results
excluding goodwill impairment
and notable items (a)
$
2,973 4,080

NII results reflect stable loan balances and capital preservation strategies
Average loans were flat QoQ
Pick-a-Pay mortgage down 1% QoQ
-
Ceased originations of negative amortization loans
as of 6/30/08
-
Waived prepayment penalty fees
Traditional mortgage down 6% QoQ
-
Results include an average net $2.7 billion decrease
from sales/securitizations/transfers to held-for-sale
-
Origination strategy focused on marketable products
Home equity up 3% QoQ on modestly higher line
utilization and slowing prepayments
Other consumer up 5% QoQ largely on seasonal
growth in student
C & I up 1% QoQ on strength in middle-market,
structured products and large corporate
CRE up 1% QoQ reflecting slower pre-pays,
increased fundings and modest income producing
originations
Period-end loans down 1% QoQ on a net $9.0
billion in sales/securitizations/transfers
-
Sale/securitization/transfer activity of $3.5 billion in
traditional mortgages, $3.3 billion in auto, $1.3 billion in student loans and $678 million in home equity
Average Loans
vs vs
($ in billions) 3Q08 2Q08 3Q07
Pick-a-Pay mortgage
$
120.7
(1)
%
2
Traditional mortgage 48.7
(6) -
Home equity 59.4
3 6
Other consumer 40.8
5 28
Total consumer 269.6
- 6
Commercial and industrial 162.9
1 20
Commercial real estate 46.0
1 19
Total commercial 208.9
1 20
Total loans, net
$
478.5
-
%
11
Period-End Loans
vs vs
($ in billions) 3Q08 2Q08 3Q07
Commercial
$
218.9
1
%
15
Consumer 263.5
(3) 1
Total loans, net
$
482.4
(1)
%
7

Average core deposits relatively stable QoQ as 4%
growth in consumer offset higher-rate commercial
declines
-
Retail CDs grew 13% QoQ reflecting strong sales and
changing market environment
-
8% decline in commercial reflects money market and
interest checking outflows
Average low-cost core deposits down 5% QoQ
largely reflecting market turmoil and effect of CD
strategies
-
Retail brokerage core deposits increased $6.1 billion
-
Net new checking account sales of 208,000
-
Way2Save results continued to exceed expectations with
41% of accounts generating a new checking account; $328
million in new checking balances year-to-date
Period-end core deposits decreased 8% QoQ
driven by a 24% decline in higher cost commercial
deposits reflecting significant market turmoil at
quarter-end
-
Experiencing reversal of commercial deposit trends
following the proposed Wells Fargo merger and global
regulatory banking initiatives
NII results reflect weaker deposit trends on market turbulence and actions to preserve and enhance liquidity
Average Deposits
vs vs
($ in billions) 3Q08 2Q08 3Q07 2Q08 3Q07
Consumer core deposits
DDA
$
12.5
13.1
12.4 (5)
%
1
Interest checking 30.5
32.2
30.9 (5) (1)
Savings 29.7
33.3
31.8 (11) (7)
Money market 92.6
91.1
71.2
2 30
Low-cost core 165.3
169.7
146.3
(3) 13
Retail CDs 128.6
113.6
122.5
13 5
Total consumer core deposits 293.9
283.3
268.8 4 9
Commercial core deposits
DDA 45.0
44.9
45.9 - (2)
Interest checking 18.7
20.6
18.8 (9) (1)
Savings 0.2
0.2
0.3 - (33)
Money market 34.5
41.7
45.2 (17) (24)
Total commercial core deposits 98.4
107.4
110.2 (8) (11)
Total low-cost core 263.7
277.1
256.5 (5) 3
Total core deposits 392.3
390.7
379.0 - 4
Other deposits 54.7
44.8
37.1 22 47
Total deposits
$
447.0
435.5
416.1
3
%
7
Period-End Deposits
vs vs
($ in billions) 3Q08 2Q08 3Q07
Consumer core deposits 286.6 (1) 6
Commercial core deposits 83.4
(24) (23)
Total core deposits 370.0 (8) (2)
Other deposits 48.8
3 11
Total deposits
$
418.8 (6)
%
(1)

Fee and other income
Results largely driven by continued lower market valuations and overall activity levels
Service charges grew 1% on higher consumer
volumes partially offset by lower commercial
Other banking fees rose 1% driven by
improvement in trade finance and interchange
Commissions declined $111 million reflecting
lower retail brokerage activity somewhat offset by
growth in insurance
Fiduciary and asset management down $64
million driven by the effect of a shift to retail
brokerage deposits from money market funds, and
declines in AUM including lower market valuations
Trading account losses of $701 million include
$780 million of market disruption losses down
from $835 million in 2Q08
Principal investing fees down $446 million driven
by lower valuations
Securities losses include $1.6 billion of market
disruption losses vs. $415 million in 2Q08
Other income declined $428 million from 2Q08
which included $438 million leveraged finance
gain
-
Results include $103 million in market disruption losses
vs vs
($ in millions, except per share data) 3Q08 2Q08 3Q07
Service charges
$
717
1
%
4
Other banking fees 525
1 11
Commissions 799
(12) 33
Fiduciary and asset
management fees 1,291
(5) 25
Advisory, underwriting and other
investment banking fees 243
(13) (38)
Trading account profits (losses) (701)
37 -
Principal investing (310)
- -
Securities gains (losses) (1,978)
- -
Other income 147
(74) -
Total fee and other income
$
733
(77) % (75)

Market disruption-related losses driven by impairment losses
(a) Net of associated hedges.
(b) 2  half 2007 includes $50 million of provision expense relating to loan impairments.
(c) Includes $99 million and $115 million pre-tax relating to Prudential Financial’s minority interest in 3Q08 and 2Q08, respectively.
Market Disruption-Related Losses, Net
(a)
($ in millions) 3Q08 2Q08 1Q08
Corporate and Investment Bank
ABS CDO and other subprime-related
$
(235) (238) (339) (1,048)
Commercial mortgage (CMBS) (347) (209) (521) (1,088)
Consumer mortgage (146) (68) (251) (205)
Leveraged finance 22 102 (309) (179)
Other (234) (152) (144) (50)
Total
(940) (565) (1,564) (2,570)
Capital Management
Impairment and trading losses (851) (113) 0 (57)
Auction Rate Securities (ARS) losses (80) (5) 0 0
Parent
Impairment losses/other
(b)
(619) (253) (723) (94)
Total market disruption-related
losses, net (2,490) (936) (2,287) (2,721)
Discontinued operations (BluePoint)
$
0 0 0 (330)
ARS settlement costs in sundry expense
Capital Management
(c)
$
(432) (500) 0 0
Corporate and Investment Bank (65) 0 0 0
Total
$
(497) (500) 0 0
2nd Half
2007
nd

General Bank results affected by housing market decline and liquidity strategies
Earnings down 4% QoQ excluding mortgage results
(a) Excludes mortgage earnings (losses) of ($198) million in 3Q08, $26 million in 2Q08, and
$322 million in 3Q07, which reflects mortgage provision expense of $831 million in
3Q08, $527 million in 2Q08 and $16 million in 3Q07. Please see page 39 for additional information.
Solid NII growth of 2% QoQ reflects improving
spreads and balance sheet growth despite rising
NPAs; NII up 3% excluding mortgage
-
Loans flat and core deposits up 1% QoQ
Fees flat as higher service charges were offset by
lower mortgage and other banking fees; fees up
2% excluding mortgage
-
Service charge growth reflects higher consumer
volume and treasury services sales
Provision up 45% driven by $810 million in Pick-a-
Pay charge-offs vs. $508 million in 2Q08; provision
up 29% excluding mortgage on higher retail credit
losses driven by higher losses in auto and student
loans
Expense up 3% on higher credit-related costs and
FDIC fees despite lower personnel costs
-
Mortgage FTEs down 817 QoQ
Customer service metrics remain strong in difficult
environment
-
Customer satisfaction score of 6.62 on a
scale of 1 to 7
-
Customer loyalty of 51%
New/lost ratio of 1.24
-
Retail customer acquisition rate of 16.0% and attrition
of 12.9%
vs vs
($ in millions) 3Q08 2Q08 3Q07
Net interest income
$
3,763 2
%
9
Service charges 608 2 3
Interchange income 204 (2) 6
Mortgage banking fees 68
(12) 21
All other fees/income 123 5 29
Fee and other income 1,003 7
Total revenue 4,816 1 8
Provision 1,340 45 -
Expense 2,127 3 12
Segment earnings
$
857 (24)
%
(43)
vs vs
($ in millions) 3Q08 2Q08 3Q07
Net interest income $ 2,937 3% 8
Service charges 608 2 3
Interchange income 204
(2) 6
All other fees/income 118
13 44
Fee and other income 930 2 7
Total revenue 3,937 3 8
Provision 509 29 166
Expense 1,768
4 10
Segment earnings $ 1,055 (4) % (10)
-
General Bank results excluding mortgage
(a)

Wealth Management
Results reflect turbulent market conditions
(a)  Assets-under-management*include-$28.5-billion-in-assets-managed-by-and-reported-in-Capital-Management.
(b)  Trust and investment management new recurring fee sales.
(c)  Annualized Wealth revenue per relationship manager.
NII down 3% QoQ driven by a 17% decrease in
core deposits largely reflecting the effect of
market turmoil
Fees down 8% QoQ driven by lower market
valuations and AUM; up 4% YoY reflecting
growth in fiduciary and asset management fees
despite declining market values, and higher
insurance commissions
Expense down 2% QoQ reflecting lower
personnel expense relating to efficiency initiatives
Overhead efficiency ratio of 63.55% reflects
improvement of 116 bps YoY
AUM down 5% QoQ largely reflecting lower
market valuations
vs vs
($ in millions) 3Q08 2Q08 3Q07
Net interest income
$
194
(3)
%
5
Fee and other income 192 (8) 4
Total revenue 388 (6) 4
Provision 8 60 33
Expense 246 (2) 3
Segment earnings 84 (14) 5
Avg loans, net 22,765 1 8
Avg core deposits 14,690 (17) (14)
AUM
(a)
73,192 (5) (12)
Investment mgmt sales
(b)
13.7 10 10
Revenue/RM
(c)
$
2.7 (7) 4
Wealth Mgmt producers 957
(2)
%
(1)

Corporate and Investment Bank
Results reflect lower valuations and market activity
(a)  Please see page 7 for additional information.
NII down $89 million driven by lower trading-
related results
Fees down $1.1 billion; down $697 million
excluding market disruption losses on lower asset
valuations and origination activity
-
Market disruption-related losses of $940 million vs.
$565 million in 2Q08
(a)
-
Principal investing loss of $310 million vs. $136
million gain in 2Q08
Expense up 20% QoQ on higher incentives and
included $65 million of ARS settlement costs; up
13% before ARS costs
-
Expense reduction on track with 643 FTE reductions,
ahead of previous estimates of 400 to 500
Provision up $87 million driven by higher losses
on consumer mortgage and commercial real
estate
Average loans up 2% QoQ driven by growth in
global financial institutions, leveraged finance and
commercial real estate
-
Balance sheet reduction of $9.0 billion in period-end
earning assets exceeded target
vs vs
($ in millions) 3Q08 2Q08 3Q07
Net interest income
$
1,043 (8)
%
24
Fee and other income
(excluding market disruption losses)
524 (57) (61)
Market disruption losses (940) (66) 20
Total fee and other income (416) - -
Total revenue 570 (67) (41)
Provision 525 20 -
Expense 1,154 20 84
Segment earnings (loss) (703) - -
Avg loans, net 109,323 2 32
Avg core deposits 27,497
(13) (26)
Lending commitments
$
99,489 (12)
%
(17)

Capital Management
Results reflect significant market disruption losses
NII up 26% QoQ on higher retail brokerage
deposits and spread expansion
Fees down $1.0 billion QoQ; down $214 million
excluding $931 million of market disruption losses
-
Commissions down 17% QoQ driven by lower retail
brokerage transaction revenue
-
Fiduciary and asset management fees down 4%
QoQ on declines in AUM including lower market
valuations
Expense down 8% QoQ; down 6% QoQ
excluding $432 million of ARS settlement costs on
lower revenue-based incentives and other
personnel costs as well as merger efficiencies
A.G. Edwards merger progressing as planned;
integration is more than 50% complete
-
Since AGE merger, client assets down 16%
despite 24% decline in S&P 500
Series 7 headcount flat QoQ; growth in high
producing FAs offset by lower-producing FA
attrition
Internal cross-sell results
-
General Bank referrals: lending down 2%, deposits
up 30% YoY
vs vs
($ in millions) 3Q08 2Q08 3Q07
Net interest income
$
388 26
%
45
Fee and other income
(excluding market disruption losses)
1,899 (10) 28
Market disruption losses (931) - -
Total fee and other income 968 (51) (33)
Total revenue 1,360 (41) (20)
Provision 1 - -
ARS expense 432 (14) -
Other expense 1,713
(6) -
Total expense 2,145
(8) 73
Segment earnings (loss) (499) - -
Avg loans, net 3,223 12 50
Avg core deposits
$
54,734 13 74
Retail brokerage headcount
Series 7 brokers 14,635 - 74
Bank series 6 reps 4,447 3
%
48

12 Update on core loan portfolio (excluding Golden West) 12

Asset quality
Core loan portfolio performance in line with expectations
(a)  Pick-a-Pay loan outstandings gross of unearned income.
(b)  Excluding nonperforming assets in period-end loans held-for-sale.
NPAs and charge-offs largely reflect continued
weakness in the residential housing market
Pick-a-Pay portfolio results discussed on pages
22-26
Core loan portfolio NPAs up $1.1 billion, or
32 bps, to 1.65% of loans
Core loan portfolio provision expense of $2.4
billion includes reserve build of $1.3 billion
-
Consumer reserve build of $651 million
•
Consumer real estate reserves increased $576
million driven largely by home equity
•
Auto reserves increased $132 million
-
Commercial reserve build of $214 million including
$46 million in FAS 114 reserves
-
Unallocated reserve build of $440 million
Core loan portfolio charge-offs up $261 million
to $1.1 billion, or 1.19% of loans
Core loan portfolio allowance for credit losses of
$7.0 billion, or 1.92% of loans, up $1.2 billion
Total Core Loan
($ in millions) Wachovia Pick-a-Pay
Portfolio
Total period-end loans
(a)
$ 482,373 118,704 363,669
Total NPAs $ 14,982 8,989 5,993
as % of loans, net ORE
(b)
3.10% 7.54 1.65
Provision $ 6,629 4,245 2,384
Provision for reserve build 4,757 3,435 1,322
Net charge-offs
$
1,872 810 1,062
as % of loans 1.57% 2.69 1.19
Commercial 1.05 n.a 1.05
Consumer 1.97% 2.69 1.38
Allowance for loan losses
$
15,351 8,648 6,703
Allowance for credit losses
$
15,605 8,648 6,957
Allowance for loan losses
as % of loans, net 3.18% 7.22 1.85
Commercial
1.35 n.a. 1.35
Consumer
4.41 7.22 2.07
Allowance for credit losses
as % of loans, net
3.24
%
7.22 1.92
30 - 89 days past due
$
9,124 6,044 3,080
as % of loans, net 1.89% 5.09 0.85
90+ days past due
$
1,119 0 1,119
as % of loans, net
0.23% 0.00 0.31
3Q08

Core consumer loan portfolio
(a)
continues solid performance
$145 Billion Core Consumer Loan Portfolio
(a)
(a)  Net loans as of 9/30/08. Excludes $118.7 billion in gross Pick-a-Pay mortgages.
(b) Wachovia delinquencies as of 9/30/08 while industry data is based on August 2008 industry averages. Source: LoanPerformance.
(c)  Source: Moody’s Economy.com forecast based on data through August 2008.
19%
29%
16%
Traditional Mortgage 29%
1 Lien Home Equity 19%
2 Lien Home Equity 25%
Auto 16%
Student Loans                    7%
25%
7%
Other 3%
3%
NPAs up $371 million to 1.23% of loans on
increases in consumer real estate
Charge-offs up $169 million, or 45 bps, in line
with expectations
-
Real estate up $76 million driven by $51 million in
CIB mortgage/home equity
-
Auto loan charge-offs up $60 million reflecting
seasonality as well as increased severity
and frequency
-
Student loan charge-offs up $26 million on the
bankruptcy of one large insurer
Consumer past dues up but outperforming
industry averages
-
Traditional mortgage 90+ days past due 50% of
industry average, 1.20% vs. 2.39%
(b)
-
Second lien home equity 60+ days past due one-
third of the industry average, 0.75% vs. 2.03%
-
Auto 30+ days past due 78% of industry average,
2.89% vs. 3.77%
(c)
CIB Consumer Real Estate 1%
1%
($ in millions)
3Q08-
2Q08 3Q07
Consumer loans $ 144,751 149,552 139,834
Consumer NPAs $ 1,782
1,411 519
as % of loans 1.23% 0.94 0.37
Consumer net charge-offs
$
515
346 159
as % of average loans 1.38% 0.93 0.47
30 - 89 days past due
as % of loans, net
1.65 1.29 0.93
90+ days past due
as % of loans, net
0.67 0.58 0.37
Allowance as a % of loans 2.07
% 1.62 0.70
nd
st
(b)

Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Sept-08

Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

WACHOVIA

Traditional mortgage and home equity continues to outperform the industry
Source: Industry Prime, Alt-A, Subprime, NegAm ARM, and second lien home equity loans and lines delinquency data from LoanPerformance, a unit of First American CoreLogic.
(a) Excludes Wealth Management and Retail Brokerage home equity loans and lines.
Mortgage 90+ Days Past Due vs. Industry
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
2.2%
Second Lien Home Equity Loans
Second Lien Home Equity Lines
Second lien home equity 60+ days
past due vs. Industry
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
WB Traditional Pick-a-Pay
Industry Prime Industry Alt-A
Industry Subprime Industry Prime ARM NegAm
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
WB Total General Bank
(a)
WB Bank Channel Industry

Consumer mortgage excluding Pick-a-Pay
Traditional mortgage performing relatively well
-
NPAs up 45 bps QoQ to 1.43% driven by construction
TDRs as well as increases in stressed geographies
-
Charge-offs up $19 million or 19 bps
Traditional mortgage average LTV at origination of
71%; average FICO score of 732
-
Current average LTV of 72%
(a)
; current average FICO
score of 732
CIB mortgage non-branch originated largely Alt-A
loans originally intended for distribution
-
NPAs of $333 million, up $71 million QoQ
-
Charge-offs of $48 million, up 739 bps to 9.53%
Gross period-end loans.
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a) Based on AVM (Automated Valuation Method) using August 2008 data. Source: Veros.
($ in millions) 3Q08
2Q08
3Q07
Traditional mortgage
$
41,601
44,601 47,478
NPAs
$
595
436 185
as a % of loans 1.43
%
0.98 0.39
Net charge-offs
$
51
32 9
as % of avg loans
0.47
%
0.28 0.08
CIB mortgage
$
1,950
2,097 58
NPAs
$
333
262 8
as a % of loans 17.08
%
12.51 14.04
Net charge-offs
$
48
12 -
as % of avg loans
9.53
%
2.14 -

Home equity loans and lines
Gross period-end loans.
FICOs and LTVs at origination unless otherwise noted and where available.
(a)  Based on AVM (Automated Valuation Method) using August 2008 data. Source: Veros.
Traditional home equity
-
44% secured by first lien
-
Portfolio is predominantly customer-relationship
based
•
> 95% of the portfolio originated through direct
channels
•
6% of portfolio in CA and 20% in FL
-
NPAs up 25 bps since 2Q08 driven by increases in
stressed geographies
-
Net charge-offs up $4 million, or 2 bps
Traditional home equity average LTV at
origination of 74%; 730 average FICO
-
Current average LTV of 77%
(a)
, current average
FICO of 727
CIB home equity
-
Non-branch originated portfolio had charge-offs
of $15 million, or 15.88%
Implemented additional limitations on utilization
of undrawn equity lines
-
Average line utilization remains relatively low
at 36%
($ in millions) 3Q08 2Q08 3Q07
Traditional home equity
First lien
$
27,321
27,827 27,086
Second lien 34,865
33,498 30,907
Total home equity
$
62,186
61,325 57,993
30+ days past due
as % of loans
1.58
% 1.40 1.10
NPAs
$
730
563 262
as % of loans
1.17
% 0.92 0.45
Net charge-offs
$
134
130 25
as % of avg loans 0.87
% 0.85 0.17
CIB home equity
First lien
$
-
- -
Second lien 401
471 -
Total home equity
$
401
471 -
30+ days past due
as % of loans
12.28
% 9.77 -
NPAs
$
25
78 -
as % of loans
6.32
% 16.50 -
Net charge-offs
$
15
- -
as % of avg loans 15.88
% 0.23 -
Total home equity loans
$
62,587
61,796 57,993

$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
WB Balances WB 30+ days past due Industry 30+ days past due
Managed auto portfolio
Managed losses of 2.82% up 86 bps QoQ
-
30+ days past due of 2.89% vs. industry forecast
of 3.77%
(b)
Managed NPAs up $27 million, or 10 bps, to
34 bps
Risk mitigation strategies
Ongoing focus on prime credit originations
-
New originations average FICO score of 673
Average LTV of new originations continued
to decline
Reducing extended term (7-year) loans
-
Goal for 2% of originations from a high of 6.50%
Collection system upgrade resulting in improved
response times
Managed Consumer Auto 30+ Days
Past Due vs. Industry
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a) Includes loans, NPAs and net charge-offs from securitizations not included in our reported NPAs and net charge-offs.  Please see page 40 for additional information.
(b) Source: Moody’s Economy.com; 3Q08 industry average is a forecast.
($ in millions)
3Q08
2Q08  3Q07
Managed auto
(a)
$
27,529
27,528 24,015
NPAs
(a)
$
93
66 69
as % of loans 0.34
% 0.24 0.29
Net charge-offs
(a)
$
195
134 98
as % of avg loans
2.82
% 1.96 1.65
30 + days past due
as % of loans
2.89
% 2.33 2.42

Commercial loan portfolio, excluding REFS commercial real estate, continues to perform well
Period-end loans net of unearned income.
(a)  Includes commercial loans in the Parent, Wealth Management and Capital Management
segments.
(b)  dpd = days past due.
Commercial NPAs excluding REFS up $133 million or
13% QoQ
-
General Bank middle market-commercial NPAs up 31%, or
18 bps, driven by 4 large credits in the consumer spending
and residential construction-related sectors
-
CIB large corporate NPAs stable
-
Other commercial NPAs down 21%, or 5 bps
Commercial charge-offs excluding REFS up $47
million, or 11 bps, QoQ reflecting relatively modest
increases in middle market and large corporate
Total commercial 30 - 89 days past due down 10 bps
QoQ
Total commercial 90+ days past due down 4 bps QoQ
Total commercial allowance up 6 bps to 1.35% of
average loans
($ in millions)
3Q08-
2Q08 3Q07
General Bank
$
74,129
73,287 67,568
NPAs
$
578
441 309
as % of loans
0.78
% 0.60 0.46
Net charge-offs
$
78
59 33
as % of avg loans 0.43
% 0.33 0.20
CIB
(excluding REFS)
$ 62,797 60,216 48,715
NPAs
$
470
452 23
as % of loans
0.75
% 0.75 0.05
Net charge-offs
$
125
111 (2)
as % of avg loans 0.85
% 0.79 (0.02)
Other Commercial
(a)
$
33,823
34,762 33,932
NPAs
$
84
106 20
as % of loans
0.25
% 0.30 0.06
Net charge-offs
$
16
2 0
as % of avg loans 0.22
% 0.03 0.01
Total
(excluding REFS) $
170,749
168,265 150,215
NPAs
$
1,132
999 352
as % of loans
0.66
% 0.59 0.23
Net charge-offs
$
219
172 31
as % of avg loans 0.54
% 0.43 0.09
REFS portfolio
$
48,169
48,355 39,330
Total commercial loans 218,918
216,620 189,545
NPAs
$
4,211
3,468 650
as % of loans
1.92
% 1.60 0.34
Net charge-offs
$
547
455 34
as % of avg loans 1.05
% 0.88 0.08
30 - 89 dpd as % of loans
(b)
0.32
0.42 0.24
90+ dpd as % of loans
(b)
0.07
% 0.11 0.04
Allowance
$
2,959
2,793 2,054
as % of loans
1.35
% 1.29 1.08

Commercial real estate
Real Estate Financial Services portfolio
(a)
(a)  Includes the Real Estate Financial Services (REFS) portfolio of $37.8 billion and $10.4 billion in commercial real estate loans held-for-investment in Investment Banking.
Please see pages 34-35 for additional information.
Commercial real estate outstandings
(a)
relatively flat as the effect of slower
prepayments and advances under existing
commitments offset reduced originations
-
Residential outstandings down 8% with focus
on up-pricing renewals and restructuring existing
facilities
-
Income producing outstandings up 2% on slower
run-off, funding of existing construction loans and
modest originations
NPAs up $610 million QoQ on $502 million
increase in residential
3Q08 charge-offs of $328 million, or 2.73%; up
$45 million, or 36 bps, from 2Q08
-
Residential charge-offs of $247 million, down
$15 million
-
Income producing charge-offs up $60 million to
87 bps on land and unsecured loans
An intensive review of the income producing
portfolio completed in August
-
Minimal overall negative grade migration
•
4% migrated to criticized / classified
•
4% added to the observation list
-
Expect weakness in income producing portfolio to
escalate in 2009-2010 as broader economy
deteriorates
($ in millions) 3Q08 2Q08 3Q07
Residential
$
10,857
11,739 13,217
Income producing 37,312
36,616 26,113
Total REFS
(a)
48,169
48,355 39,330
Residential NPAs 2,510
2,008 183
Income producing NPAs 569
461 115
Total NPAs
$
3,079
2,469 298
as % of loans
6.39
% 5.11 0.76
Residential c/o
$
247
262 3
Income producing c/o 81
21 -
Total net charge-offs
$
328
283 3
as % of avg loans 2.73
% 2.37 0.03

21 Update on Golden West portfolio 21

Pick-a-Pay mortgage portfolio
(a)
snapshot
Period-end loans gross of unearned income.
(a)  Includes other non Pick-a-Pay product balances of $6.5 billion and excludes $2.6 billion in home equity loans.
(b)  FICO scores where available; loan pool without FICO scores stratified proportionately to available data.
(c)  Based on AVM (Automated Valuation Method) using August 2008 data where available. Source: Veros.
Excludes REO/REJ balances of $457.8 million as of 9/30/08.
(d)  Includes Real Estate in Judgment (REJ) properties as of 9/30/08.
(e)  2008 Year-to-date (YTD) severity through September.
438,000 loans
-
Average loan = $272,000
-
CA average loan = $349,000
Pick-a-Pay loans down 3% following the June
2008 exit from product origination
-
Prepay speeds continue to slow
NPAs up $1.9 billion and charge-offs up $302
million since 2Q08
-
Trends reflect the continued effect of declining
home values, particularly in stressed areas such as
CA and FL
Deferred interest of $4.1 billion or 3.5% of Pick-
a-Pay mortgage portfolio
-
66% of borrowers have some deferred
interest balance
Average Pick-a-Pay original LTV of 71%; current
average LTV of 95%
(c)
2,097 REO/REJ properties
(d)
-
Average time to sale 66 days in September
-
Average September loss severity of 43% including
14% selling costs; 3Q08 loss severity of 41%;
2008 YTD loss severity of 38%
(e)
($ in millions) 3Q08 2Q08 3Q07
Pick-a-Pay
(a)
$ 118,704 122,026 119,827
NPAs $ 8,989 7,049 1,880
as a % of loans 7.57
%
5.78 1.57
Net charge-offs
$
810
508 13
as % of avg loans
2.69
%
1.67 0.04
30+ days past due 4.99
%
3.92 2.86
60+ days past due 1.66 1.28 0.65
Average original FICO
(b)
675
675 674
Current average FICO
(b)
661 661 672
Average original LTV 71
%
71 70
Current average LTV
(c)
95
%
85 70

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08

WACHOVIA

120 to 149 Days Past Due
150 to 180+ Days Past Due
Current To 29 Days
30 to 59 Days Past Due
60 to 89 Days Past Due
90 to 119 Days Past Due
The above roll rates reflect the impact of loan modification programs of $4.6 billion in 2008 through September 30, 2008.
Pick-a-Pay mortgage
Rising delinquencies tied to higher forward roll rates and declining late stage cure rates
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
70.0%
80.0%
90.0%
100.0%
70.0%
80.0%
90.0%
100.0%
70.0%
80.0%
90.0%
100.0%
45.0%
55.0%
65.0%
75.0%
20.0%
30.0%
40.0%
50.0%

Expected cumulative loss of approximately 22%
over the remaining life of the portfolio
The above does not reflect the anticipated benefit of planned portfolio reduction and other loss mitigation strategies or the potential benefit of government initiatives
(a) Reserve process output for 3Q08 as of September 24, 2008. Periods prior to 3Q08 include reserves for $2.6 billion in Golden West home equity loans now reserved for in total home equity.
Future changes in assumptions could cause outputs to change. These outputs are generated via a modeling process in which adjustments are made for non-modeled calculations and known model risks. Outputs are expected to be affected by changes in a variety of factors including actual home price trends, economic conditions, changes in borrower behavior, regulatory changes and loss mitigation strategies. Ending allowance to loans assumes 2008 and 2009 period-end loans of $118.7 billion. Actual 2008 and 2009 results are expected to be affected by proactive credit risk management and capital management strategies. Outputs are not intended to be forecasts. Future actual reserves may differ from current reserve process outputs.
(b) HPI defined as house price index and is balance-weighted by MSA according to Pick-a-Pay portfolio stratification.
Updated GDW/Pick-a-Pay reserve process output
70% of increase in cumulative loss estimate tied to more severe housing scenario
1Q08 2Q08 3Q08 4Q08 Reserve 2009 Reserve
($ in billions) Actual Actual Actual
(a)
Process Output
(a)
Process Output
(a)
As of 3Q08
Charge-offs 0.2 $    0.5 0.8 1.7 9.9
Additional provision 1.1 3.3 3.4 1.4 1.3
Total Pick-a-Pay credit costs 1.3 3.8 4.2 3.1 11.2
Ending allowance 2.0 $    5.2 8.6 10.0 11.2
Ending allowance to loans 1.6% 4.2 7.2 8.4 9.4
Model variables included:
Housing price trough occurs in
Mid-2009 Mid-2010 Mid-2010
Portfolio-weighted peak to trough HPI
(b)
Nationwide -12.4% -20.8 -27.6
California -13.9 -23.1 -30.2
Florida -16.4% -28.6 -36.3

Pick-a-Pay losses
(a)
expected to be incurred by end of 2009
90%+
Implied % of total expected cumulative credit
costs incurred by end of 2009
$26.1 billion = Total expected cumulative losses on Pick-a-Pay portfolio
22%
$118.7 billion
Expected cumulative loss on Pick-a-Pay portfolio
x Current Pick-a-Pay mortgage loan balance
$24.4 billion = Total expected Pick-a-Pay credit costs incurred through
2009-
(a)
$13.2 billion
$11.2 billion
Expected cumulative Pick-a-Pay charge-offs through
2009-
(a)
+ Expected 2009 ending allowance
(a)
(a) Reserve process output as of September 24, 2008. Future changes in assumptions could cause outputs to change. These outputs are generated via a modeling process in which adjustments are made for non-modeled calculations and known model risks. Outputs are expected to be affected by changes in a variety of factors including actual home price trends, economic conditions, changes in borrower behavior, regulatory changes and loss mitigation strategies. Actual 2008 and 2009 results are expected to be affected by proactive credit risk management and capital management strategies. Outputs are not intended to be forecasts. Future actual reserves may differ from current reserve process outputs.

Maximizing value of the Golden West portfolio
Focus on reducing consumer real estate concentration
Launched customer outreach beta program July 22
nd
-
Current staff of 300 in sales and 385 in fulfillment
-
Through September 1
st
, successfully contacted 70% of sample loan pool of 6,700
-
Results for 4,700 successful contacts
•
47%-–-application
received or in progress
•
30%-–-in
active discussion regarding alternatives
•
23%-–-declined
to submit application or rejected current offer
•
Unsuccessful contacts considered for skip tracing, direct marketing and auto dialer contact
Application process provides documented income and appraisal values
Deploying unique offer parameters across 6 customer stratifications for non-delinquent borrowers based on estimated probability of default and severity
-
Current estimated model parameters indicate average expected spend for offers and servicing costs of 53% of current expected losses
As of September 1
st
, assume $77.1 billion may be eligible for refinance

27 Appendix

General Bank key metrics
(a)  Volume of purchase activity on debit and credit cards.
(b) Percentage of customers who rate Wachovia a 7 on all three loyalty questions (scale 1 - 7). Goal: 55%. Results based on Gallup survey.
(c)  Controllable retail households acquired/retail households attrited; controllable households exclude single service mortgage.
(d)  New commercial banking relationship or customer with no prior loan or deposit account.
Average loans up 8% YoY, flat Q0Q
-
Mortgage originations down 64%; higher
marketable production offset by lower
Pick-a-Pay volumes
-
Home equity down 74% largely reflecting
implementation of tightened credit standards
and sales efficiency efforts
•
> 95% direct channel originations
-
Auto originations down 24% reflecting tighter
credit standards
Average core deposits up 1% YoY; low-cost
core deposits down 2% YoY
-
3Q08 net new checking account sales of 208,000,
including 137,000 checking accounts linked to
Way2Save accounts
Debit/credit card purchase volume up
14% YoY
Opened 13 de novo branches and consolidated
7 branches in 3Q08
Customer satisfaction remains best in class
New/lost ratio of 1.24
-
Retail customer acquisition rate of 16.0%; attrition
of 12.9%
vs vs
($ in millions) 3Q08 2Q08 3Q07
Product originations
Mortgage
$
5,005
(57) % (64)
First lien home equity 850
(51) (69)
Second lien home equity 1,037
(53) (77)
Auto 2,602
(30) (24)
Avg loans, net
$
318,573
- 8
Net new checking 207,657
(21) (21)
Avg core deposits
$
292,653
1 1
Card purchase volume
(a)
$
18,775
(2) % 14
Customer satisfaction 6.62
(3) bps (1)
Customer loyalty
(b)
51
%
(200)
bps
(220)
New/Lost ratio
(c)
1.24
1 bps (10)
Commercial customer
acquisition
(d)
297
(12)
%
(4)

Capital Management key metrics
(a)  Annualized.
(b)  Assets under management include $28.5 billion in assets managed for Wealth Management, which are also reported in that segment.
Series 7 brokers flat QoQ
Series 6 reps up 3% QoQ
Broker client assets up 24% YoY
Managed account assets up 9% YoY driven by the
AGE acquisition as well as $7.7 billion in net
inflows
Retail brokerage core deposits up 75% YoY driven
by $23.0 billion from AGE merger including solid
growth since the acquisition
Continued strong annuity sales, up 36% YoY
AUM down 27% YoY largely on net asset outflows
as well as lower market valuations
vs vs
($ in billions) 3Q08 2Q08 3Q07
Retail Brokerage
Series 7 brokers 14,635 -
%
74
Bank series 6 reps 4,447 3 48
Managed acct assets
$
171.3 (11) 9
Avg FDIC sweep deposits 54.4 13 75
Client assets
$
1,004.4 (9)
%
24
Recurring revenue
69.5
%
850
bps
510
Rev/broker
(000)
(a)
$
522 (9)
%
(24)
In-bank revenue
(millions) 256
(8) (6)
Loan originations
$
1.4 (26)
%
-
Asset Management
Total AUM
(b)
$
209.1 (15)
%
(27)
Gross fluctuating
fund flows
$
1.3
(24)
%
(35)

Consumer real estate portfolio
FICO scores and LTVs at origination.
(a)  Second lien LTVs reflect total amount borrowed, including first lien positions held by third parties. LTV data assumes that home equity lines are fully funded.
(b)  Total mortgage includes Traditional mortgage, CIB mortgage and Pick-a-Pay.
% Loans
3Q08 -
Average LTV
($ in millions) Balances LTV
(a)
> 90%
(a)
Home equity loans and lines
First lien
$
27,321 731 72
%
12
Second lien 35,266 730 77 13
Total home equity loans and lines 62,587 730 75 13
Total mortgage
(b)
162,255 689 71 2
Total consumer real estate portolio
$
224,842 700 72 5
Nonaccrual loans
First lien
$
9,197 651 75 2
Second lien 110 693 83 22
Total consumer real estate nonaccrual loans 9,307 651 75 2
Troubled debt restructurings 615 636 77 9
Total consumer real estate nonperforming loans
$
9,922 650 75
%
3
FICO
Average

Pick-a-Pay	
Traditional Mortgage	
Home Equity	

WACHOVIA

Consumer real estate
($ in millions)
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a)  Based on AVM (Automated Valuation Method) using August 2008 data. Source: Veros.
(b)  Total Traditional mortgage excludes CIB mortgage.
Region Outstandings
Original
LTV
Current
LTV -
AVM
(a)
Original
FICO
Current
FICO
Central Valley $9,833 72 132 667 645
Inland Empire $10,938 71 115 664 645
Total CA $69,300 70 104 668 654
FL $11,853 71 92 683 656
NJ $5,416 71 76 691 680
AZ $2,993 72 100 681 668
TX $2,839 75 62 679 663
Other States $26,302 72 79 687 674
Total Pick A Pay $118,704 71 95 675 661
FL $7,767 70 81 730 725
CA $7,461 67 70 742 752
NC $3,247 75 70 731 729
NJ $3,124 70 73 730 729
GA $2,792 72 73 733 736
Other States $19,160 72 70 729 728
Total Trad Mtg
(b)
$41,601 71 72 732 732
Total Mortgage $160,304 71 89 690 679
FL $12,584 74 86 730 722
NJ $7,742 71 71 734 732
NC $6,169 79 74 731 729
PA $6,139 76 69 732 733
VA $5,047 74 73 735 735
Other States $24,905 75 78 726 720
Total Home Equity $62,587 74 77 730 726

Pick-a-Pay mortgage portfolio performance
(a) Based on AVM (Automated Valuation Method) using August 2008 data. Source: Veros.
($ in millions)
MSA
Total
Outstandings
% of Total
Avg.
Original
Avg.
Current
(a)
Avg.
Original
Avg.
Current
Los Angeles 12,699 11% 68 89 661 655
Oakland 10,423 9% 70 109 669 654
Santa Ana 6,232 5% 69 92 674 663
Riverside 6,103 5% 72 126 658 636
San Francisco 5,319 4% 68 74 681 673
San Diego 4,835 4% 70 102 673 657
San Jose 4,582 4% 69 87 672 661
Sacramento 3,941 3% 72 119 673 654
Washington D.C. 2,797 2% 73 82 683 663
Phoenix 2,631 2% 72 103 680 667
Ft. Lauderdale 2,578 2% 71 93 679 651
Stockton 1,984 2% 72 155 664 640
Vallejo 1,771 1% 73 127 667 645
Oxnard 1,635 1% 70 99 667 656
Santa Rosa 1,624 1% 71 100 676 661
West Palm Beach 1,523 1% 70 94 679 653
Tampa 1,507 1% 72 91 685 663
Modesto 1,397 1% 72 148 666 641
Salinas 1,242 1% 69 132 668 644
Fresno 899 1% 71 114 660 645
Santa Barbara 898 1% 68 98 674 660
Bakersfield 606 1% 72 125 657 635
Cape Coral 560 0% 70 110 691 655
Merced 476 0% 72 166 664 634
Naples 460 0% 68 96 690 664
Total 25 MSAs 78,725 66% 70 102 670 655
Other U.S. 39,978 34% 72 79 686 672
Central Valley 9,833 8% 72 132 667 646
Inland Empire 10,938 9% 71 115 664 645
California 69,300 58% 70 104 668 654
Florida 11,853 10% 71 92 683 656
Total Pick-a-Pay 118,704 100% 71 95 675 661
Balance-Weighted Balance-Weighted
Pick-a-Pay Loan to Value FICO

% of loans 90+ days past due
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43
% of loans 90+ days past due
1 4 7 10 13 16 19 22 25 28 31
1 3 5 7 9 11 13 15 17 19

WACHOVIA

■

0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Wachovia Mortgage
90+ days past due by vintage vs. industry
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2007  - $32.4 billion Pick-a-Pay / $10.2 billion Traditional
0.0%
4.0%
8.0%
12.0%
16.0%
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
24.0%
Source: Industry Prime, Alt-A, Subprime and NegAm ARM delinquency data from LoanPerformance, a unit of First American CoreLogic.
Traditional mortgage includes CIB mortgage outstandings of $2.0 billion.
Month
Month
2006  - $30.8 billion Pick-a-Pay / $6.4 billion Traditional
2004  - $10.8 billion Pick-a-Pay / $4.2 billion Traditional
2005 - $22.6 billion Pick-a-Pay / $11.9 billion Traditional
WB Traditional Pick-a-Pay Industry Prime
Industry Alt-A Industry Subprime Industry Prime ARM NegAm

Real Estate Financial Services
Diversified loan portfolio
77% income producing
23% residential-related
-
Average maturity of 0.9 years
Homebuilders - $3.8 billion
-
Regional/small builder portfolio is largely recourse
based with disciplined inventory controls and 1–2
year terms
-
Focus on strong sponsorship/management
Land - $4.6 billion
-
Primarily originated with substantial equity cushion
and recourse to borrowers
Condos - $2.6 billion
Average maturity of 1.6 years
19% of outstandings currently have an interest
reserve associated with the loan
(a)
-
If sources of cash to make loan payments cannot be
identified, loan is placed on NPA even if no default
has occurred; interest reserves on NPAs are not
funded on defaulted loans
$48.2 Billion Commercial Real Estate
Portfolio
(b)
Office
17%
Retail
14%
Multi-Family
15%
Industrial
5%
Income
Producing
Land
7%
Lodging
Other
Single
Family
7%
Residential
Improved
Land
7%
Condos
6%
Residential
Unimproved
Land
2%
Non-RE
Collateral
3%
Loans as of 9/30/2008.
(a)  Based on the Real Estate Financial Services portfolio of $37.8 billion.
(b)  Includes the Real Estate Financial Services portfolio of $37.8 billion and $10.4 billion in commercial real estate loans held-for-investment in Investment Banking.
6%
4%
3%
Mixed
Use
Unsecured
Real Estate
4%

Real Estate Financial Services
Geographic concentrations
Loans as of 9/30/2008.
(a)  Includes the Real Estate Financial Services portfolio of $37.8 billion and $10.4 billion in Commercial Real Estate loans held-for-investment in Investment Banking.
(b)  Geographic concentration totals do not include $5.5 billion in Commercial Real Estate outstandings related to loans unsecured, secured by non-real estate collateral and loans with undefined property locations. International includes Europe and Asia.
(c)  Residential portfolio geographic concentrations do not include $1.7 billion in Commercial Real Estate outstandings related to loans unsecured, secured by non-real estate collateral and loans with undefined property locations.
$48.2 Billion Commercial Real Estate Portfolio
(a)
Top 10 Geographic Concentrations
(b)
California
$4.7
17%
International
$3.3
11%
North
Carolina
$3.3
8%
Texas
$3.3
8%
Virginia
$2.8
8%
Other Remaining
States
$10.6
Georgia
$2.8
Florida
$7.1
25%
6%
6%
New Jersey
$1.6
4%
New York
$1.8
4%
Pennsylvania
$1.4
3%
Residential Portfolio
(c)
Top 5 Geographies
By Asset Type
Single Family
State O/S $ O/S %
Florida $473 19%
Georgia 391 16%
North Carolina 336 14%
Pennsylvania 304 13%
Texas 186 8%
All Other 740 30%
Total 2,430 100%
Land
State O/S $ O/S %
Florida $1,059 26%
North Carolina 584 14%
Virginia 501 12%
Georgia 455 11%
South Carolina 347 9%
All Other 1,131 28%
Total 4,078 100%
Condo
State O/S $ O/S %
Florida $954 40%
New York 258 11%
Virginia 155 7%
California 152 6%
New Jersey 125 5%
All Other 727 31%
Total 2,370 100%
($ in millions)

Goodwill impairment
Background
Goodwill impairment testing is required annually, or more frequently if events or circumstances indicate there may be impairment
Impairment testing is performed at the sub-segment level (“reporting unit”); testing is not performed on an individual acquisition basis
Goodwill impairment is a two-step test
-
Step 1: compare fair value of reporting unit to its carrying value
-
Step 2: calculate implied fair value of goodwill as if a reporting unit is purchased at Step 1 fair value (determined in the same manner as goodwill in a business combination)
A discounted cash flow analysis is used to estimate fair value of reporting units
Impairment test as of September 30, 2008, used the proposed Wells Fargo purchase price of $7 per share, based on the exchange ratio of 0.1991 and the closing Wells Fargo common stock price of $35.16 on October 2.
If Step 1 fair value is greater than carrying value, there is no indication of impairment and Step 2 is not performed.  If Step 1 fair value is less than carrying value, then Step 2 is performed.
Step 2 involves a process similar to business combination accounting
-
As if a reporting unit is purchased at the Step 1 fair value
-
Involves assigning fair values to all assets, liabilities and intangibles
-
Result is implied fair value of goodwill
If Step 2 implied fair value of goodwill is less than actual goodwill, impairment is recorded for the difference
For segment reporting purposes, no goodwill is recorded in our segments
-
Allocation is for purposes of impairment testing
-
Allocated as of acquisition date, adjusted for transfers or sales

Goodwill impairment
Test results
Performed Step 1 analysis on all reporting units
Performed Step 2 impairment measurement on four reporting units at both June 30 and September 30
Goodwill impairment testing
-
As of September 30, 2008, resulted in $18.8 billion pre-tax of impairment
-
$18.7 billion after-tax as only a small percentage of goodwill is tax deductible
Drivers of impairment was declining market valuation and the terms of the merger with Wells Fargo
Of remaining $18.4 billion of goodwill, 63% is in General Bank Retail and Small Business where the Pick-a-Pay portfolio resides
($ in milllions)
General Bank   Retail and Small
Commercial
General Bank
Business
CMG Retail
Brokerage
CMG Asset
Management
Wealth
Management
CIB Treasury
and Trade
Finance Total
Third quarter Impairment (4,557) (12,332) 0 (899) (998) 0 (18,786)
Remaining goodwill at 9/30/08 0 11,633 6,024 231 0 465 18,353

Cautionary statement
This presentation may contain, among other things, certain forward-looking statements with respect to Wachovia and/or the proposed merger (the “Merger”) between Wachovia and Wells
Fargo & Company (“Wells Fargo”) , as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or
Wells Fargo, including, without limitation, (i) statements relating to the benefits of the proposed Merger,  and (ii) statements preceded by, followed by or that include the words “may”, “could”,
“should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions.  These statements are based upon the current beliefs and expectations of Wachovia’s and/or Wells Fargo’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond
Wachovia’s and Wells Fargo’s control).  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s  or Wells Fargo’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Wells Fargo  in connection with the Merger  will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Wells Fargo conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Wells Fargo’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of
Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (12) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) the growth and profitability of Wachovia’s  and/or Wells Fargo’s non-interest or fee income being less than expected; (14) unanticipated regulatory or judicial proceedings or rulings; (15) the impact of changes in accounting principles; (16) adverse changes in financial performance and/or condition of Wachovia’s and/or Wells Fargo’s borrowers which could impact repayment of such borrowers’ outstanding loans; (17) the impact on Wachovia and/or Wells Fargo’s  businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (18) Wachovia’s and/or Wells Fargo’s success at managing the risks involved in the foregoing.
Wachovia cautions that the foregoing list of factors is not exclusive.  All subsequent written and oral forward-looking statements concerning Wachovia, Wells Fargo, the Merger, or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation.
The proposed Merger will be submitted to Wachovia’s shareholders for their consideration. Wells Fargo will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of Wachovia and Wells Fargo may file other relevant documents concerning the proposed Merger.  Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information.  You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and Wells Fargo, at the SEC’s website (http://www.sec.gov) and at the companies’
respective websites, wachovia.com and wellsfargo.com.  Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, Charlotte, NC 28288-0206, (704) 383-
0798; or to Wells Fargo & Company, Investor Relations, MAC A0101-025, 420 Montgomery Street, 2nd Floor, San Francisco, California 94104-1207, (415) 396-3668.
Wachovia and Wells Fargo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia in connection with the proposed Merger.  Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2008.  Information about the directors and executive officers of Wells Fargo is set forth in the proxy statement for Wells Fargo’s 2008 annual
meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2008.   Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.  You may obtain free copies of these documents as described in the preceding paragraph.

Notes on non-GAAP financial measures
General Bank results excluding mortgage
($ in millions) 3Q08 2Q08 3Q07
Net interest income
GBG 3,763 $      3,697 3,466
Mortgage (826) (856) (752)
Total net interest income General Bank results excluding mortgage 2,937 2,841 2,714
Service charges
GBG 608 597 592
Mortgage - - -
Total service charges General Bank results excluding mortgage 608 597 592
Interchange income
GBG 204 209 192
Mortgage - - -
Total interchange income General Bank results excluding mortgage 204 209 192
Mortgage banking fees
GBG 68 77 56
Mortgage (68) (77) (56)
Total mortgage banking fees General Bank results excluding mortgage - - -
All other fees/income
GBG 123 117 95
Mortgage (5) (13) (13)
Total all other fees/income General Bank results excluding mortgage 118 104 82
Fee and other income
GBG 1,003 1,000 935
Mortgage (73) (90) (69)
Total fee and other income General Bank results excluding mortgage 930 910 866
Total revenue
GBG 4,816 4,754 4,460
Mortgage (879) (933) (817)
Total revenue General Bank results excluding mortgage 3,937 3,821 3,643
Provision
GBG 1,340 922 207
Mortgage (831) (527) (16)
Total provision General Bank results excluding mortgage 509 395 191
Expense
GBG 2,127 2,061 1,898
Mortgage (359) (364) (294)
Total expense General Bank results excluding mortgage 1,768 1,697 1,604
Segment earnings
GBG 857 1,124 1,495
Mortgage 198 (26) (322)
Total segment earnings General Bank results excluding mortgage 1,055 $      1,098 1,173
In addition to results in accordance with GAAP, this presentation includes certain non-GAAP financial measures, which exclude certain items from GAAP numbers, such as the goodwill impairment charge and Wachovia’s mortgage results from the General Bank’s results as described on page 8. In addition, this presentation includes certain information regarding Wachovia’s  auto loan portfolio on a “managed”  basis, which is a non-GAAP financial measure that combines auto loans reported on-balance  sheet on a GAAP basis with auto loans that have been securitized and are off-balance sheet as shown on page 40.
The foregoing non-GAAP financial measures are reconciled to GAAP on pages 2 and 3 or as set forth below.  Wachovia believes that these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.

Notes on non-GAAP financial measures
Managed Auto Portfolio
($ in millions) 3Q08 2Q08 3Q07
Managed auto
On-balance sheet 22,858 $    25,870 21,099
Securitized 4,671 1,658 2,916
Total managed auto 27,529 27,528 24,015
NPAs
On-balance sheet 84 61 62
Securitized 9 5 7
Total NPAs 93 66 69
Net charge-offs
On-balance sheet 189 129 92
Securitized 6 5 6
Total net charge-offs 195 134 98
Average loans
On-balance sheet 25,037 25,409 20,663
Securitized 2,615 1,887 3,145
Total average loans 27,652 $    27,296 23,808
NPAs as a % of loans
On-balance sheet 0.37% 0.24 0.29
Securitized 0.19 0.30 0.24
Total NPAs as a % of loans 0.34 0.24 0.29
Net charge-offs as a % of average loans
On-balance sheet 3.02 2.03 1.78
Securitized 0.92 1.06 0.76
Total net charge-offs as a % of average loans 2.82% 1.96 1.65
Managed consumer auto 30+ days past due loans
On-balance sheet 750 $         600 533
Securitized 45 42 48
Total managed consumer auto 30+ days past due loans 795 $         642 581
Managed consumer auto 30+ days past due loans as a % of loans
On-balance sheet 3.28% 2.32 2.53
Securitized 0.96 2.53 1.65
Total managed consumer auto 30+ days past due loans as a % of loans 2.89% 2.33 2.42